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                                                                       EXHIBIT 2

           AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION

   [INCLUDED AS APPENDIX I TO THE PROXY STATEMENT/PROSPECTUS INCLUDED IN THIS
                            REGISTRATION STATEMENT]